EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FIRST QUARTER 2024 RESULTS
DALLAS – May 7, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2024. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2024 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2024 with the first quarter ended March 31, 2023 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FIRST QUARTER 2024 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels decreased 0.9% to $128.55 during the quarter on a 1.6% increase in Comparable ADR and a 2.4% decrease in Comparable Occupancy.
•Net income attributable to common stockholders was $67.4 million or $0.60 per diluted share for the quarter.
•Adjusted EBITDAre was $59.5 million for the quarter.
•Adjusted funds from operations (AFFO) was $(0.35) per diluted share for the quarter.
•Comparable Hotel EBITDA was $74.3 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $112.7 million and restricted cash of $135.7 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $23.5 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $183 million.
•Capex invested during the quarter was $33.9 million.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company provided an update on its plan to pay off its strategic financing which has a final maturity date in January 2026. This plan includes raising sufficient capital through a combination of asset sales, mortgage debt refinancings, and non-traded preferred capital raising.
•During the quarter, the Company closed on the sale of the 144-room Residence Inn located in Salt Lake City, Utah for $19.2 million.
•Subsequent to quarter end, the Company closed on the sale of the 390-room Hilton Boston Back Bay in Boston, Massachusetts for $171 million.

AHT Reports First Quarter Results

May 7, 2024

•Subsequent to quarter end, the Company closed on the sale of the 85-room Hampton Inn in Lawrenceville, Georgia for $8.1 million.
•To date, the Company has issued approximately $122 million of its non-traded preferred stock.
CAPITAL STRUCTURE
As of March 31, 2024, the Company had total loans of $2.9 billion with a blended average interest rate of 8.1%, taking into account in-the-money interest rate caps. Based on the current level of SOFR and the corresponding interest rate caps, approximately 92% of the Company’s debt is effectively fixed and approximately 8% is effectively floating.
During the quarter, the Company provided an update on its plan to pay off its strategic financing which has a final maturity date in January 2026. This plan includes raising sufficient capital through a combination of asset sales, mortgage debt refinancings, and non-traded preferred capital raising. As detailed in a January 31, 2024 announcement, the Company currently has several assets at various stages of the sales process. The Company is unlikely to sell all of these assets, but plans to determine which assets are capturing the most attractive valuations and resulting in the largest impact to its deleveraging effort. The outstanding balance on the strategic financing is currently $107 million.
During the quarter, the Company announced that it closed on the sale of the 144-room Residence Inn located in Salt Lake City, Utah for $19.2 million. When adjusted for the Company’s anticipated capital expenditures, the sale price represented a 4.6% capitalization rate on 2023 net operating income, or 18.2x 2023 Hotel EBITDA. Excluding the anticipated capital spend, the sale price represented a 6.0% capitalization rate on 2023 net operating income, or 14.0x 2023 Hotel EBITDA. All of the proceeds from the sale were used to pay down debt.
Subsequent to quarter end, the Company announced that it closed on the sale of the 390-room Hilton Boston Back Bay in Boston, Massachusetts for $171 million ($438,000 per key). All of the proceeds from the sale were used for debt reduction including approximately $68 million to pay down the Company’s strategic financing.
Subsequent to quarter end, the Company announced that it closed on the sale of the 85-room Hampton Inn in Lawrenceville, Georgia for $8.1 million ($95,300 per key). The sale price represented a 6.0% capitalization rate on trailing 12-month net operating income through March 2024.
Subsequent to quarter end, the Company also announced the transfer of the Company’s possession and control of the hotel properties securing the $180.7 million KEYS A Loan Pool and the $174.4 million KEYS B Loan Pool to a court-appointed receiver. The Company has been fully cooperating with the servicer for a consensual foreclosure or deed in lieu of foreclosure on these properties since July 2023. As a result of the transfer, the Company has no further economic interest in the operations of these hotels.
The Company did not pay a dividend on its common stock and common units for the first quarter ended March 31, 2024. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding preferred stock and plans to pay dividends on its outstanding preferred stock on a current basis going forward.
The Company commenced the offering of its Non-Traded Preferred Equity during the third quarter of 2022. To date, the Company has issued 4,560,502 shares of its Series J and 309,657 shares of its Series K non-traded preferred stock raising approximately $122 million of gross proceeds. The expected use of proceeds for the Non-Traded Preferred Equity is acquisitions, paying down debt, and other general corporate purposes.

AHT Reports First Quarter Results

May 7, 2024

“I’m very pleased with the progress we have made in paying off our strategic financing,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “The outstanding loan balance is down almost 50% from the original balance. Our first quarter operating performance was negatively impacted by a soft March due to the Easter Holiday shift, but we have seen a marked improvement for April.” Mr. Hays added, “Between the excess proceeds from additional planned asset sales, excess proceeds from planned property refinancings, and proceeds from our non-traded preferred capital raise, we believe we have a viable path to pay off our strategic financing this year. As we look to the remainder of 2024, we believe our high-quality, geographically diverse portfolio remains well-positioned to outperform.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, May 8, 2024, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 307-1963. A replay of the conference call will be available through Wednesday, May 15, 2024, by dialing (609) 800-9909 and entering the confirmation number, 6109805.
The Company will also provide an online simulcast and rebroadcast of its first quarter 2024 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com, on Wednesday, May 8, 2024, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans, including its plans to raise sufficient capital through a combination of asset sales, mortgage debt refinancings and non-traded preferred capital raising and to pay off its strategic financing. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our

AHT Reports First Quarter Results

May 7, 2024

competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2024	December 31, 2023
ASSETS
Investments in hotel properties, net	$2,538,470	$2,951,932
Contract asset	378,160	—
Cash and cash equivalents	111,065	165,231
Restricted cash	132,949	146,079
Accounts receivable, net of allowance of $1,302 and $1,214, respectively	56,041	45,521
Inventories	3,754	3,679
Notes receivable, net	9,642	7,369
Investment in unconsolidated entities	9,426	9,960
Deferred costs, net	1,750	1,808
Prepaid expenses	22,133	12,806
Derivative assets, net	12,398	13,696
Operating lease right-of-use assets	43,975	44,047
Other assets	18,948	25,309
Intangible assets, net	797	797
Due from third-party hotel managers	23,531	21,664
Assets held for sale	176,178	12,383
Total assets	$3,539,217	$3,462,281

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$2,934,894	$3,040,951
Indebtedness associated with hotels in receivership	355,120	355,120
Finance lease liability	18,387	18,469
Other finance liability	26,908	26,858
Accounts payable and accrued expenses	130,613	129,323
Accrued interest payable	12,511	12,985
Accrued interest associated with hotels in receivership	23,040	14,024
Dividends and distributions payable	3,651	3,566
Due to Ashford Inc., net	9,732	13,261
Due to related parties, net	2,003	5,874
Due to third-party hotel managers	1,487	1,193
Intangible liabilities, net	2,005	2,017
Operating lease liabilities	44,661	44,765
Other liabilities	3,443	3,499
Liabilities associated with assets held for sale	101,720	14,653
Total liabilities	3,670,175	3,686,558

Redeemable noncontrolling interests in operating partnership	22,300	22,007
Series J Redeemable Preferred Stock, $0.01 par value, 4,353,135 and 3,475,318 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	100,192	79,975
Series K Redeemable Preferred Stock, $0.01 par value, 262,060 and 194,193 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	6,434	4,783
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,159,927 and 1,159,927 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	12	12
Series F Cumulative Preferred Stock, 1,104,344 and 1,175,344 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	11	11
Series G Cumulative Preferred Stock, 1,531,996 and 1,531,996 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	15	15
Series H Cumulative Preferred Stock, 1,099,325 and 1,170,325 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	11	12
Series I Cumulative Preferred Stock, 1,143,923 and 1,160,923 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	11	12
Common stock, $0.01 par value, 400,000,000 shares authorized, 40,167,334 and 37,422,056 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	402	374
Additional paid-in capital	2,383,814	2,382,975
Accumulated deficit	(2,661,080)	(2,729,312)
Total stockholders' equity (deficit) of the Company	(276,804)	(345,901)
Noncontrolling interests in consolidated entities	16,920	14,859
Total equity (deficit)	(259,884)	(331,042)
Total liabilities and equity/deficit	$3,539,217	$3,462,281

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2024	2023
REVENUE
Rooms	$229,207	$252,955
Food and beverage	57,358	58,991
Other	16,692	16,282
Total hotel revenue	303,257	328,228
Other	639	658
Total revenue	303,896	328,886
EXPENSES
Hotel operating expenses
Rooms	54,680	59,203
Food and beverage	37,831	39,790
Other expenses	106,826	113,879
Management fees	11,550	12,246
Total hotel operating expenses	210,887	225,118
Property taxes, insurance and other	17,364	16,537
Depreciation and amortization	40,544	47,855
Advisory services fee:
Base advisory fee	8,220	8,469
Reimbursable expenses	6,445	3,227
Stock/unit-based compensation	536	1,290
Corporate, general and administrative:
Stock/unit-based compensation	28	36
Other general and administrative	8,244	2,576
Total operating expenses	292,268	305,108
Gain (loss) on disposition of assets and hotel properties	6,956	(24)
Gain (loss) on derecognition of assets	133,909	—
OPERATING INCOME (LOSS)	152,493	23,754
Equity in earnings (loss) of unconsolidated entities	(534)	(396)
Interest income	1,984	2,557
Other income (expense), net	36	134
Interest expense, net of discount amortization	(71,753)	(71,597)
Interest expense associated with hotels in receivership	(12,098)	(7,147)
Amortization of loan costs	(2,208)	(2,771)
Write-off of premiums, loan costs and exit fees	(18)	(420)
Gain (loss) on extinguishment of debt	45	—
Realized and unrealized gain (loss) on derivatives	4,761	(5,415)
INCOME (LOSS) BEFORE INCOME TAXES	72,708	(61,301)
Income tax benefit (expense)	(303)	(221)
NET INCOME (LOSS)	72,405	(61,522)
(Income) loss attributable to noncontrolling interest in consolidated entities	9	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(853)	600
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	71,561	(60,922)
Preferred dividends	(5,011)	(3,243)
Deemed dividends on redeemable preferred stock	(682)	(407)
Gain (loss) on extinguishment of preferred stock	1,573	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$67,441	$(64,572)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$1.74	$(1.88)
Weighted average common shares outstanding – basic	38,458	34,381
Diluted:
Net income (loss) attributable to common stockholders	$0.60	$(1.88)
Weighted average common shares outstanding – diluted	116,729	34,381
Dividends declared per common share	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2024	2023
Net income (loss)	$72,405	$(61,522)
Interest expense and amortization of discounts and loan costs, net	73,961	74,368
Interest expense associated with hotels in receivership	12,098	7,147
Depreciation and amortization	40,544	47,855
Income tax expense (benefit)	303	221
Equity in (earnings) loss of unconsolidated entities	534	396
Company's portion of EBITDA of unconsolidated entities	(166)	(69)
EBITDA	199,679	68,396
(Gain) loss on disposition of assets and hotel properties	(6,956)	24
(Gain) loss on derecognition of assets	(133,909)	—
EBITDAre	58,814	68,420
Amortization of unfavorable contract liabilities	(31)	29
Transaction and conversion costs	4,956	119
Write-off of premiums, loan costs and exit fees	18	420
Realized and unrealized (gain) loss on derivatives	(4,761)	5,415
Stock/unit-based compensation	564	1,333
Other (income) expense, net	(35)	(120)
(Gain) loss on extinguishment of debt	(45)	—
Company's portion of adjustments to EBITDAre of unconsolidated entities	—	1
Adjusted EBITDAre	$59,480	$75,617
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2024	2023
Net income (loss)	$72,405	$(61,522)
(Income) loss attributable to noncontrolling interest in consolidated entities	9	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(853)	600
Preferred dividends	(5,011)	(3,243)
Deemed dividends on redeemable preferred stock	(682)	(407)
Gain (loss) on extinguishment of preferred stock	1,573	—
Net income (loss) attributable to common stockholders	67,441	(64,572)
Depreciation and amortization on real estate	40,544	47,855
(Gain) loss on disposition of assets and hotel properties	(6,956)	24
(Gain) loss on derecognition of assets	(133,909)	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	853	(600)
Equity in (earnings) loss of unconsolidated entities	534	396
Company's portion of FFO of unconsolidated entities	(407)	(287)
FFO available to common stockholders and OP unitholders	(31,900)	(17,184)
Deemed dividends on redeemable preferred stock	682	407
(Gain) loss on extinguishment of preferred stock	(1,573)	—
Transaction and conversion costs	4,956	119
Write-off of premiums, loan costs and exit fees	18	420
Unrealized (gain) loss on derivatives	3,953	14,942
Stock/unit-based compensation	564	1,333
Other (income) expense, net	(35)	(120)
Amortization of credit facility exit fee	844	4,156
Amortization of loan costs	2,208	2,771
(Gain) loss on extinguishment of debt	(45)	—
Interest expense associated with hotels in receivership	6,551	—
Company's portion of adjustments to FFO of unconsolidated entities	—	1
Adjusted FFO available to common stockholders and OP unitholders	$(13,777)	$6,845
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(0.35)	$0.19
Weighted average diluted shares	38,958	36,461

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
March 31, 2024
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (15)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		Comparable TTM Hotel Net Income	Comparable TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (16)	Comparable TTM Hotel EBITDA Debt Yield
BAML Highland Pool - 19 hotels	April 2024	April 2025	SOFR (1) + 3.51%	$—	$862,027	$862,027	(2)	$50,325	5.8%	$99,249	11.5%
Key Bank Manchester CY - 1 hotel	May 2024	May 2024	4.99%	5,572	—	5,572		618	11.1%	1,026	18.4%
Southside Bank Ashton - 1 hotel	June 2024	June 2024	SOFR (1) + 2.00%	—	8,881	8,881	(3)	(53)	(0.6)%	313	3.5%
KEYS Pool C - 4 hotels	June 2024	June 2025	SOFR (1) + 3.90%	—	143,877	143,877	(4)	12,431	8.6%	19,254	13.4%
KEYS Pool D - 5 hotels	June 2024	June 2025	SOFR (1) + 4.17%	—	237,061	237,061	(4)	21,505	9.1%	27,333	11.5%
KEYS Pool E - 5 hotels	June 2024	June 2025	SOFR (1) + 2.90%	—	119,003	119,003	(4)	5,369	4.5%	17,784	14.9%
Morgan Stanley Pool C2 - 2 hotels	August 2024	August 2024	4.85%	10,882	—	10,882		51	0.5%	1,020	9.4%
Torchlight Marriott Gateway - 1 hotel	November 2024	November 2026	SOFR (1) + 4.76%	—	86,000	86,000	(5)	9,381	10.9%	15,129	17.6%
Morgan Stanley Pool - 17 hotels	November 2024	November 2024	SOFR (1) + 3.39%	—	409,750	409,750	(6)	24,350	5.9%	44,617	10.9%
Aareal Le Pavillon - 1 hotel	December 2024	December 2027	SOFR (1) + 4.00%	—	37,000	37,000	(7)	(8,692)	(23.5)%	(681)	(1.8)%
BAML Indigo Atlanta - 1 hotel	December 2024	December 2024	SOFR (1) + 2.85%	—	13,721	13,721	(8)	(765)	(5.6)%	1,760	12.8%
BAML Pool 3 - 2 hotels	February 2025	February 2025	4.45%	26,501	—	26,501		9,442	35.6%	6,056	22.9%
JPMorgan Chase - 8 hotels	February 2025	February 2025	SOFR (1) + 3.28%	—	345,000	345,000	(9)	9,589	2.8%	29,051	8.4%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	22,591	—	22,591		(1,208)	(5.3)%	2,188	9.7%
BAML Princeton/Nashville - 2 hotels	March 2025	March 2026	SOFR (1) + 2.80%	—	240,000	240,000	(10)	27,331	11.4%	39,964	16.7%
Aareal Boston Back Bay - 1 hotel	August 2025	August 2026	SOFR (1) + 3.91%	—	98,000	98,000	(11)	2,013	2.1%	16,197	16.5%
Oaktree Capital Term Loan	January 2026	January 2026	14.00%	180,561	—	180,561	(12)	N/A	N/A	N/A	N/A
Aareal Alexandria/La Posada - 2 hotels	May 2026	May 2028	SOFR (1) + 4.00%	—	98,450	98,450	(13)	2,782	2.8%	9,301	9.4%
Unencumbered hotel - 1 hotel				—	—	—		759	N/A	3,923	N/A
Total				$246,107	$2,698,770	$2,944,877		$165,228	5.6%	$333,484	11.3%
Percentage				8.4%	91.6%	100.0%
Weighted average interest rate (14)				11.51%	7.80%	8.11%
All indebtedness is non-recourse with the exception of the term loan.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, Stirling REIT OP, LP and debt associated with hotels in receivership.
(1)    SOFR rate was 5.33% at March 31, 2024.
(2)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in April 2024.
(3)    This mortgage loan has a SOFR floor of 2.00%.
(4)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in June 2023.
(5)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(6)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in November 2023.
(7)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(8)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in December 2023.
(9)    This mortgage loan was amended in April 2024. Terms of the amendment included a $10.0 million paydown and added an additional one-year extension option, subject to satisfaction of certain conditions. The fifth one-year extension period began in February 2024.
(10)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in March 2024.
(11)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(12)    This term loan was amended in March 2024. Terms of the amendment extended the current maturity date to January 2026.
(13)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(14)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(15)    The final maturity date assumes all available extension options will be exercised, excluding loans in default.
(16)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
March 31, 2024
(dollars in thousands)
(unaudited)

	2024	2025	2026	2027	2028	Thereafter	Total
Key Bank Manchester CY - 1 hotel	$5,571	$—	$—	$—	$—	$—	$5,571
Southside Bank Ashton - 1 hotel	8,881	—	—	—	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	10,710	—	—	—	—	—	10,710
Morgan Stanley Pool - 17 hotels	409,750	—	—	—	—	—	409,750
BAML Indigo Atlanta - 1 hotel	13,623	—	—	—	—	—	13,623
JPMorgan Chase - 8 hotels (1)	—	345,000	—	—	—	—	345,000
BAML Pool 3 - 2 hotels	—	25,906	—	—	—	—	25,906
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	22,030	—	—	—	—	22,030
BAML Highland Pool - 19 hotels	—	862,027	—	—	—	—	862,027
KEYS Pool C - 4 hotels	—	143,877	—	—	—	—	143,877
KEYS Pool D - 5 hotels	—	237,061	—	—	—	—	237,061
KEYS Pool E - 5 hotels	—	119,003	—	—	—	—	119,003
Oaktree Capital Term Loan	—	—	180,561	—	—	—	180,561
BAML Princeton/Nashville - 2 hotels	—	—	240,000	—	—	—	240,000
Aareal Boston Back Bay - 1 hotel	—	—	96,000	—	—	—	96,000
Torchlight Marriott Gateway - 1 hotel	—	—	86,000	—	—	—	86,000
Aareal Le Pavillon - 1 hotel	—	—	—	35,000	—	—	35,000
Aareal Alexandria/La Posada	—	—	—	—	98,450	—	98,450
Principal due in future periods	448,535	1,754,904	602,561	35,000	98,450	—	2,939,450
Scheduled amortization payments remaining	1,263	664	2,500	1,000	—	—	5,427
Total indebtedness	$449,798	$1,755,568	$605,061	$36,000	$98,450	$—	$2,944,877
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, Stirling REIT OP, LP and debt associated with hotels in receivership.
(1)    This mortgage loan was amended in April 2024. Terms of the amendment included a $10.0 million paydown and added an additional one-year extension option, subject to satisfaction of certain conditions. The fifth one-year extension period began in February 2024.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$229,208	$(18,393)	$210,815	$251,937	$(41,553)	$210,384	(9.02)%	0.20%
RevPAR	$125.30	$(97.11)	$128.55	$125.44	$107.42	$129.74	(0.11)%	(0.91)%
Occupancy	66.90%	(62.60)%	67.39%	68.41%	65.62%	69.08%	(2.21)%	(2.44)%
ADR	$187.30	$(155.13)	$190.75	$183.35	$(163.69)	$187.81	2.15%	1.57%

NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$212,387	$(18,393)	$193,994	$233,589	$(41,553)	$192,036	9.98%	(1.01)%
RevPAR	$123.02	$(97.11)	$126.21	$122.51	$107.42	$126.35	(0.41)%	0.11%
Occupancy	67.22%	(62.60)%	67.79%	68.39%	65.62%	69.10%	1.74%	1.92%
ADR	$183.00	$(155.13)	$186.17	$179.13	$(163.69)	$182.86	(2.12)%	(1.78)%

NOTES:
(1)    The above comparable information assumes the 72 hotel properties owned and included in the Company’s operations at March 31, 2024, and not under renovation during the three months ended March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    Excluded hotels under renovation:
La Concha Key West, Le Pavillon New Orleans, Marriott Sugar Land

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2024	2023	% Variance
Total hotel revenue	$303,258	$326,865	(7.22)%
Non-comparable adjustments	(19,376)	(47,207)
Comparable total hotel revenue	$283,882	$279,658	1.51%

Hotel net income (loss)	$30,435	$33,999	(10.48)%
Non-comparable adjustments	833	(3,294)
Comparable hotel net income (loss)	$31,268	$30,705	1.83%
Hotel net income (loss) margin	10.04%	10.40%	(0.36)%
Comparable hotel net income margin	11.01%	10.98%	0.03%

Hotel EBITDA	$78,312	$90,760	(13.72)%
Non-comparable adjustments	(4,056)	(11,416)
Comparable hotel EBITDA	$74,256	$79,344	(6.41)%
Hotel EBITDA margin	25.82%	27.77%	(1.95)%
Comparable hotel EBITDA margin	26.16%	28.37%	(2.21)%
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended
	March 31,
	2024	2023	% Variance
Total hotel revenue	$279,862	$301,573	(7.20)%
Non-comparable adjustments	(19,376)	(47,207)
Comparable total hotel revenue	$260,486	$254,366	2.41%

Hotel net income (loss)	$30,536	$29,306	4.20%
Non-comparable adjustments	833	(3,294)
Comparable hotel net income (loss)	$31,369	$26,012	20.59%
Hotel net income (loss) margin	10.91%	9.72%	1.19%
Comparable hotel net income margin	12.04%	10.23%	1.81%

Hotel EBITDA	$72,208	$81,573	(11.48)%
Non-comparable adjustments	(4,056)	(11,416)
Comparable hotel EBITDA	$68,152	$70,157	(2.86)%
Hotel EBITDA margin	25.80%	27.05%	(1.25)%
Comparable hotel EBITDA margin	26.16%	27.58%	(1.42)%
NOTES:
(1)    The above comparable information assumes the 72 hotel properties owned and included in the Company’s operations at March 31, 2024, and not under renovation during the three months ended March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
La Concha Key West, Le Pavillon New Orleans, Marriott Sugar Land

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024	2023	2023	2023	2023	2023	2023	2023	2023	2023
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total hotel revenue	$303,258	$(19,376)	$283,882	$319,177	$(40,593)	$278,584	$341,999	$(48,373)	$293,626	$373,749	$(51,017)	$322,732
Hotel net income (loss)	$30,435	$833	$31,268	$(130,905)	$154,401	$23,495	$44,644	$(3,604)	$41,041	$64,836	$(5,817)	$59,019
Hotel net income (loss) margin	10.04%		11.01%	(41.01)%		8.43%	13.05%		13.98%	17.35%		18.29%
Hotel EBITDA	$78,312	$(4,056)	$74,256	$78,605	$(9,014)	$69,591	$97,466	$(11,496)	$85,970	$117,477	$(13,810)	$103,667
Hotel EBITDA margin	25.82%		26.16%	24.63%		24.98%	28.50%		29.28%	31.43%		32.12%

Hotel net income (loss) % of total TTM	337.8%		20.2%	(1,452.9)%		15.2%	495.5%		26.5%	719.6%		38.1%
EBITDA % of total TTM	21.1%		22.3%	21.1%		20.9%	26.2%		25.8%	31.6%		31.0%

	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
	TTM	TTM	TTM
Total hotel revenue	$1,338,183	$(159,359)	$1,178,824
Hotel net income (loss)	$9,010	$145,813	$154,823
Hotel net income (loss) margin	0.67%		13.13%
Hotel EBITDA	$371,860	$(38,376)	$333,484
Hotel EBITDA margin	27.79%		28.29%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2024	2024	2024	2023	2023	2023	% Variance	% Variance
Atlanta, GA Area	7	1,200	$119.52	$(97.32)	$123.01	$135.14	$(132.73)	$135.99	(11.6)%	(9.5)%
Boston, MA Area	2	705	142.10	—	142.10	135.84	—	135.84	4.6%	4.6%
Dallas / Ft. Worth, TX Area	5	1,247	114.00	(69.40)	120.57	118.49	(73.97)	128.45	(3.8)%	(6.1)%
Houston, TX Area	3	692	97.24	—	97.24	109.42	—	109.42	(11.1)%	(11.1)%
Los Angeles, CA Metro Area	4	1,312	148.74	(84.48)	158.65	148.26	(104.40)	158.52	0.3%	0.1%
Miami, FL Metro Area	2	414	244.66	—	244.66	231.61	—	231.61	5.6%	5.6%
Minneapolis - St. Paul, MN Area	2	520	53.87	—	53.87	51.18	—	51.18	5.3%	5.3%
Nashville, TN Area	1	674	220.63	—	220.63	218.21	—	218.21	1.1%	1.1%
New York / New Jersey Metro Area	4	1,159	75.02	(55.84)	77.59	77.01	(79.28)	75.87	(2.6)%	2.3%
Orlando, FL Area	2	524	145.63	—	145.63	146.85	—	146.85	(0.8)%	(0.8)%
Philadelphia, PA Area	1	263	72.76	(28.18)	94.99	78.22	(59.15)	106.14	(7.0)%	(10.5)%
San Diego, CA Area	2	410	139.59	—	139.59	127.74	—	127.74	9.3%	9.3%
San Francisco - Oakland, CA Metro Area	3	793	112.90	(85.16)	124.55	115.28	(116.84)	113.80	(2.1)%	9.4%
Tampa, FL Area	2	571	185.40	—	185.40	191.62	—	191.62	(3.2)%	(3.2)%
Washington D.C. - MD - VA Area	9	2,428	134.99	—	134.99	128.33	—	128.33	5.2%	5.2%
Other Areas	26	5,109	116.31	(127.59)	114.35	120.58	(124.95)	119.25	(3.5)%	(4.1)%
Total Portfolio	75	18,021	$125.30	$(97.11)	$128.55	$125.44	$(107.42)	$129.74	(0.1)%	(0.9)%
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	7	1,200	$1,193	$85	$1,278	4.1%	$2,883	$(30)	$2,853	9.3%	(58.6)%	(55.2)%
Boston, MA Area	2	705	(3,059)	—	(3,059)	(9.8)%	(3,200)	—	(3,200)	(10.4)%	4.4%	4.4%
Dallas / Ft. Worth, TX Area	5	1,247	2,398	1,004	3,402	10.9%	4,746	(62)	4,684	15.3%	(49.5)%	(27.4)%
Houston, TX Area	3	692	102	—	102	0.3%	983	—	983	3.2%	(89.6)%	(89.6)%
Los Angeles, CA Metro Area	4	1,312	1,431	3,125	4,556	14.6%	5,305	(156)	5,149	16.8%	(73.0)%	(11.5)%
Miami, FL Metro Area	2	414	4,121	—	4,121	13.2%	3,080	—	3,080	10.0%	33.8%	33.8%
Minneapolis - St. Paul, MN Area	2	520	(1,289)	—	(1,289)	(4.1)%	(1,118)	—	(1,118)	(3.6)%	(15.3)%	(15.3)%
Nashville, TN Area	1	674	5,811	—	5,811	18.6%	4,859	—	4,859	15.8%	19.6%	19.6%
New York / New Jersey Metro Area	4	1,159	(1,823)	876	(947)	(3.0)%	(1,769)	1,092	(677)	(2.2)%	(3.1)%	(39.9)%
Orlando, FL Area	2	524	1,752	—	1,752	5.6%	1,532	—	1,532	5.0%	14.4%	14.4%
Philadelphia, PA Area	1	263	(979)	830	(149)	(0.5)%	(1,261)	571	(690)	(2.2)%	22.4%	78.4%
San Diego, CA Area	2	410	1,101	—	1,101	3.5%	680	—	680	2.2%	61.9%	61.9%
San Francisco - Oakland, CA Metro Area	3	793	11	208	219	0.7%	226	(858)	(632)	(2.1)%	(95.1)%	134.7%
Tampa, FL Area	2	571	4,522	—	4,522	14.5%	4,528	—	4,528	14.7%	(0.1)%	(0.1)%
Washington D.C. - MD - VA Area	9	2,428	5,840	—	5,840	18.7%	2,398	—	2,398	7.8%	143.5%	143.5%
Other Areas	26	5,109	9,303	(5,295)	4,008	12.7%	10,127	(3,851)	6,276	20.4%	(8.1)%	(36.1)%
Total Portfolio	75	18,021	$30,435	$833	$31,268	100.0%	$33,999	$(3,294)	$30,705	100.0%	(10.5)%	1.8%
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	7	1,200	$4,617	$(429)	$4,188	5.6%	$7,634	$(1,166)	$6,468	8.2%	(39.5)%	(35.3)%
Boston, MA Area	2	705	884	—	884	1.2%	1,076	—	1,076	1.4%	(17.8)%	(17.8)%
Dallas / Ft. Worth, TX Area	5	1,247	6,868	(323)	6,545	8.8%	8,675	(454)	8,221	10.4%	(20.8)%	(20.4)%
Houston, TX Area	3	692	1,767	—	1,767	2.4%	2,780	—	2,780	3.5%	(36.4)%	(36.4)%
Los Angeles, CA Metro Area	4	1,312	6,802	(73)	6,729	9.1%	7,936	(551)	7,385	9.3%	(14.3)%	(8.9)%
Miami, FL Metro Area	2	414	5,203	—	5,203	7.0%	4,548	—	4,548	5.7%	14.4%	14.4%
Minneapolis - St. Paul, MN Area	2	520	(506)	—	(506)	(0.7)%	(323)	—	(323)	(0.4)%	(56.7)%	(56.7)%
Nashville, TN Area	1	674	8,284	—	8,284	11.2%	7,486	—	7,486	9.4%	10.7%	10.7%
New York / New Jersey Metro Area	4	1,159	1,347	(112)	1,235	1.7%	2,427	(750)	1,677	2.1%	(44.5)%	(26.4)%
Orlando, FL Area	2	524	2,720	—	2,720	3.7%	2,648	—	2,648	3.3%	2.7%	2.7%
Philadelphia, PA Area	1	263	(28)	266	238	0.3%	101	154	255	0.3%	(127.7)%	(6.7)%
San Diego, CA Area	2	410	1,681	—	1,681	2.3%	1,335	—	1,335	1.7%	25.9%	25.9%
San Francisco - Oakland, CA Metro Area	3	793	3,044	(228)	2,816	3.8%	4,463	(2,088)	2,375	3.0%	(31.8)%	18.6%
Tampa, FL Area	2	571	5,360	—	5,360	7.2%	5,500	—	5,500	6.9%	(2.5)%	(2.5)%
Washington D.C. - MD - VA Area	9	2,428	10,627	—	10,627	14.3%	9,630	—	9,630	12.1%	10.4%	10.4%
Other Areas	26	5,109	19,642	(3,157)	16,485	22.1%	24,844	(6,561)	18,283	23.1%	(20.9)%	(9.8)%
Total Portfolio	75	18,021	$78,312	$(4,056)	$74,256	100.0%	$90,760	$(11,416)	$79,344	100.0%	(13.7)%	(6.4)%
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
March 31, 2024
(in thousands, except share price)
(unaudited)

March 31, 2024
Common stock shares outstanding	40,167
Partnership units outstanding	1,977
Combined common stock shares and partnership units outstanding	42,144
Common stock price	$1.37
Market capitalization	$57,737
Series D cumulative preferred stock	$28,998
Series F cumulative preferred stock	$27,609
Series G cumulative preferred stock	$38,300
Series H cumulative preferred stock	$27,483
Series I cumulative preferred stock	$28,598
Series J redeemable preferred stock	$108,828
Series K redeemable preferred stock	$6,552
Indebtedness	$2,944,877
Net working capital (see below)	$(182,599)
Total enterprise value (TEV)	$3,086,383

Cash and cash equivalents	$108,982
Restricted cash	$126,148
Accounts receivable, net	$57,357
Prepaid expenses	$21,973
Due from third-party hotel managers, net	$22,167
Total current assets	$336,627

Accounts payable, net & accrued expenses	$141,963
Dividends and distributions payable	$3,650
Due to affiliates, net	$8,415
Total current liabilities	$154,028

Net working capital	$182,599

Amounts include assets held for sale and liabilities associated with assets held for sale.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, Stirling REIT OP, LP and debt associated with hotels in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2024
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Courtyard Bloomington	117				x
La Concha Key West	160	x	x
Embassy Suites Dallas	150		x	x	x
Embassy Suites Palm Beach	160		x	x
Le Pavillon New Orleans	226	x
Marriott Sugar Land	300	x	x
Residence Inn Evansville	78				x
Total		3	4	2	3
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2024 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2024	2023	2023	2023	March 31, 2024
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$30,435	$(130,905)	$44,644	$64,836	$9,010
Non-property adjustments	1,970	155,688	(33)	(9)	157,616
Interest income	(410)	(421)	(383)	(248)	(1,462)
Interest expense	4,155	4,231	4,234	5,137	17,757
Amortization of loan costs	219	222	219	262	922
Depreciation and amortization	40,220	46,617	45,905	47,065	179,807
Income tax expense (benefit)	35	42	89	66	232
Non-hotel EBITDA ownership expense	1,688	3,131	2,791	368	7,978
Hotel EBITDA including amounts attributable to noncontrolling interest	78,312	78,605	97,466	117,477	371,860
Non-comparable adjustments	(4,056)	(9,014)	(11,496)	(13,810)	(38,376)
Comparable hotel EBITDA	$74,256	$69,591	$85,970	$103,667	$333,484
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$30,536	$(101)	$30,435	$(1)	$41,971	$72,405
Non-property adjustments	1,970	—	1,970	—	(1,970)	—
Interest income	(379)	(31)	(410)	—	410	—
Interest expense	3,282	873	4,155	—	79,696	83,851
Amortization of loan cost	183	36	219	—	1,989	2,208
Depreciation and amortization	35,158	5,062	40,220	—	324	40,544
Income tax expense (benefit)	35	—	35	—	268	303
Non-hotel EBITDA ownership expense	1,423	265	1,688	—	(1,688)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	72,208	6,104	78,312	(1)	121,000	199,311
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	534	534
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(166)	(166)
Hotel EBITDA attributable to the Company and OP unitholders	$72,208	$6,104	$78,312	$(1)	$121,368	$199,679
Non-comparable adjustments	(4,056)	—	(4,056)
Comparable hotel EBITDA	$68,152	$6,104	$74,256
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
La Concha Key West, Le Pavillon New Orleans, Marriott Sugar Land

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(130,905)	$60	$101,041	$(29,804)
Non-property adjustments	155,688	(22)	(155,666)	—
Interest income	(421)	—	421	—
Interest expense	4,231	—	88,331	92,562
Amortization of loan cost	222	—	2,879	3,101
Depreciation and amortization	46,617	—	227	46,844
Income tax expense (benefit)	42	—	(1,552)	(1,510)
Non-hotel EBITDA ownership expense	3,131	1	(3,132)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	78,605	39	32,549	111,193
Equity in (earnings) loss of unconsolidated entities	—	—	419	419
Company's portion of EBITDA of unconsolidated entities	—	—	(74)	(74)
Hotel EBITDA attributable to the Company and OP unitholders	$78,605	$39	$32,894	$111,538
Non-comparable adjustments	(9,014)
Comparable hotel EBITDA	$69,591
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$44,644	$5,130	$(114,225)	$(64,451)
Non-property adjustments	(33)	(6,389)	6,422	—
Interest income	(383)	—	383	—
Interest expense	4,234	—	91,897	96,131
Amortization of loan cost	219	—	3,030	3,249
Depreciation and amortization	45,905	—	49	45,954
Income tax expense (benefit)	89	—	38	127
Non-hotel EBITDA ownership expense	2,791	3	(2,794)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	97,466	(1,256)	(15,200)	81,010
Equity in (earnings) loss of unconsolidated entities	—	—	138	138
Company's portion of EBITDA of unconsolidated entities	—	—	217	217
Hotel EBITDA attributable to the Company and OP unitholders	$97,466	$(1,256)	$(14,845)	$81,365
Non-comparable adjustments	(11,496)
Comparable hotel EBITDA	$85,970
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$64,836	$(46)	$(89,745)	$(24,955)
Non-property adjustments	(9)	—	9	—
Interest income	(248)	—	248	—
Interest expense	5,137	—	80,839	85,976
Amortization of loan cost	262	—	3,352	3,614
Depreciation and amortization	47,065	41	48	47,154
Income tax expense (benefit)	66	—	1,996	2,062
Non-hotel EBITDA ownership expense	368	6	(374)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	117,477	1	(3,627)	113,851
Equity in (earnings) loss of unconsolidated entities	—	—	181	181
Company's portion of EBITDA of unconsolidated entities	—	—	157	157
Hotel EBITDA attributable to the Company and OP unitholders	$117,477	$1	$(3,289)	$114,189
Non-comparable adjustments	(13,810)
Comparable hotel EBITDA	$103,667
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$29,306	$4,693	$33,999	$46	$(95,567)	$(61,522)
Non-property adjustments	(8)	—	(8)	—	8	—
Interest income	(100)	—	(100)	—	100	—
Interest expense	4,784	796	5,580	—	73,164	78,744
Amortization of loan cost	249	33	282	—	2,489	2,771
Depreciation and amortization	44,161	3,523	47,684	123	48	47,855
Income tax expense (benefit)	22	—	22	—	199	221
Non-hotel EBITDA ownership expense	3,159	142	3,301	9	(3,310)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	81,573	9,187	90,760	178	(22,869)	68,069
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	396	396
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(69)	(69)
Hotel EBITDA attributable to the Company and OP unitholders	$81,573	$9,187	$90,760	$178	$(22,542)	$68,396
Non-comparable adjustments	(11,416)	—	(11,416)
Comparable hotel EBITDA	$70,157	$9,187	$79,344
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
La Concha Key West, Le Pavillon New Orleans, Marriott Sugar Land

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$1,193	$(3,059)	$2,398	$102	$1,431	$4,121	$(1,289)	$5,811	$(1,823)
Non-property adjustments	—	—	1,084	—	2,975	—	—	—	727
Interest income	(38)	(58)	(4)	—	(29)	(13)	—	(26)	(4)
Interest expense	777	2,291	—	—	—	—	—	—	—
Amortization of loan costs	—	144	—	—	—	—	—	—	—
Depreciation and amortization	2,636	1,533	3,271	1,565	2,295	1,080	760	2,466	2,241
Income tax expense (benefit)	—	—	—	—	—	—	—	26	—
Non-hotel EBITDA ownership expense	49	33	119	100	130	15	23	7	206
Hotel EBITDA including amounts attributable to noncontrolling interest	4,617	884	6,868	1,767	6,802	5,203	(506)	8,284	1,347
Non-comparable adjustments	(429)	—	(323)	—	(73)	—	—	—	(112)
Comparable hotel EBITDA	$4,188	$884	$6,545	$1,767	$6,729	$5,203	$(506)	$8,284	$1,235

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,752	$(979)	$1,101	$11	$4,522	$5,840	$9,303	$30,435
Non-property adjustments	—	420	—	189	—	—	(3,425)	1,970
Interest income	(24)	(4)	(19)	(17)	—	(137)	(37)	(410)
Interest expense	—	—	—	213	—	—	874	4,155
Amortization of loan costs	—	—	—	39	—	—	36	219
Depreciation and amortization	970	531	587	2,535	854	4,763	12,133	40,220
Income tax expense (benefit)	—	—	—	—	—	—	9	35
Non-hotel EBITDA ownership expense	22	4	12	74	(16)	161	749	1,688
Hotel EBITDA including amounts attributable to noncontrolling interest	2,720	(28)	1,681	3,044	5,360	10,627	19,642	78,312
Non-comparable adjustments	—	266	—	(228)	—	—	(3,157)	(4,056)
Comparable hotel EBITDA	$2,720	$238	$1,681	$2,816	$5,360	$10,627	$16,485	$74,256
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,883	$(3,200)	$4,746	$983	$5,305	$3,080	$(1,118)	$4,859	$(1,769)
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(3)	—	(3)	—	(15)	(2)	—	—	(6)
Interest expense	784	2,075	—	—	—	—	—	—	—
Amortization of loan costs	6	137	—	—	—	—	—	—	—
Depreciation and amortization	3,603	2,046	3,847	1,234	2,586	1,442	776	2,531	4,034
Income tax expense (benefit)	—	—	—	—	—	—	—	22	—
Non-hotel EBITDA ownership expense	361	18	85	563	60	28	19	74	168
Hotel EBITDA including amounts attributable to noncontrolling interest	7,634	1,076	8,675	2,780	7,936	4,548	(323)	7,486	2,427
Non-comparable adjustments	(1,166)	—	(454)	—	(551)	—	—	—	(750)
Comparable hotel EBITDA	$6,468	$1,076	$8,221	$2,780	$7,385	$4,548	$(323)	$7,486	$1,677

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,532	$(1,261)	$680	$226	$4,528	$2,398	$10,127	$33,999
Non-property adjustments	—	—	—	—	—	—	(8)	(8)
Interest income	(16)	(3)	(7)	(15)	—	(14)	(16)	(100)
Interest expense	—	—	—	217	—	1,246	1,258	5,580
Amortization of loan costs	—	—	—	38	—	68	33	282
Depreciation and amortization	1,122	964	593	3,445	938	5,813	12,710	47,684
Income tax expense (benefit)	—	—	—	—	—	—	—	22
Non-hotel EBITDA ownership expense	10	401	69	552	34	119	740	3,301
Hotel EBITDA including amounts attributable to noncontrolling interest	2,648	101	1,335	4,463	5,500	9,630	24,844	90,760
Non-comparable adjustments	—	154	—	(2,088)	—	—	(6,561)	(11,416)
Comparable hotel EBITDA	$2,648	$255	$1,335	$2,375	$5,500	$9,630	$18,283	$79,344
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended March 31, 2024
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton / Nashville - 2 hotels	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$12,431	$21,505	$5,369	$50,325	$24,350	$9,589	$9,442	$51	$27,331	$2,782	$(53)
Non-property adjustments	(3,869)	—	(45)	—	—	—	(6,953)	—	(460)	24	—
Interest income	(42)	—	—	(403)	(178)	(203)	(84)	—	(65)	—	—
Interest expense	—	—	—	—	—	1	—	—	—	1,101	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	46	—
Depreciation and amortization	10,798	5,431	11,836	47,477	19,257	18,396	4,097	939	12,491	5,235	337
Income tax expense (benefit)	—	—	3	—	—	—	—	—	103	—	—
Non-hotel EBITDA ownership expense	409	397	543	1,850	1,188	1,268	132	30	564	113	29
Hotel EBITDA including amounts attributable to noncontrolling interest	19,727	27,333	17,706	99,249	44,617	29,051	6,634	1,020	39,964	9,301	313
Non-comparable adjustments	(473)	—	78	—	—	—	(578)	—	—	—	—
Comparable hotel EBITDA	$19,254	$27,333	$17,784	$99,249	$44,617	$29,051	$6,056	$1,020	$39,964	$9,301	$313

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel
Net income (loss)	$(765)	$2,013	$9,381	$(1,208)	$(8,692)	$618	$(156,123)	$(90)	$(1,417)	$830	$126
Non-property adjustments	—	—	—	—	—	—	160,062	5,931	3,060	—	(134)
Interest income	—	—	(251)	—	—	—	(37)	(136)	(63)	—	—
Interest expense	1,214	9,107	—	870	3,461	—	—	—	—	—	—
Amortization of loan costs	18	565	—	155	138	—	—	—	—	—	—
Depreciation and amortization	1,377	4,245	5,947	2,305	4,264	356	8,796	6,284	5,495	1,682	—
Income tax expense (benefit)	—	—	—	—	—	36	—	—	—	—	—
Non-hotel EBITDA ownership expense	(84)	267	52	66	148	16	274	261	313	66	—
Hotel EBITDA including amounts attributable to noncontrolling interest	1,760	16,197	15,129	2,188	(681)	1,026	12,972	12,250	7,388	2,578	(8)
Non-comparable adjustments	—	—	—	—	—	—	(12,972)	(12,250)	(7,388)	(2,578)	8
Comparable hotel EBITDA	$1,760	$16,197	$15,129	$2,188	$(681)	$1,026	$—	$—	$—	$—	$—

	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered hotels	Total Portfolio
Net income (loss)	$(153)	$760	$(151)	$759	$9,010
Non-property adjustments	—	—	—	—	157,616
Interest income	—	—	—	—	(1,462)
Interest expense	—	—	—	2,003	17,757
Amortization of loan costs	—	—	—	—	922
Depreciation and amortization	785	258	1,186	533	179,807
Income tax expense (benefit)	—	90	—	—	232
Non-hotel EBITDA ownership expense	15	3	29	29	7,978
Hotel EBITDA including amounts attributable to noncontrolling interest	647	1,111	1,064	3,324	371,860
Non-comparable adjustments	(647)	(1,111)	(1,064)	599	(38,376)
Comparable hotel EBITDA	$—	$—	$—	$3,923	$333,484
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton / Nashville - 2 hotels	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$3,424	$4,663	$(565)	$9,668	$7,472	$2,161	$7,913	$(69)	$6,309	$(12)	$(12)
Non-property adjustments	—	—	—	—	—	—	(6,953)	—	—	—	—
Interest income	(13)	—	—	(112)	(51)	(46)	(24)	—	(26)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,444	1,277	2,840	11,182	4,799	4,995	914	226	3,083	1,293	81
Income tax expense (benefit)	—	—	2	—	—	—	—	—	26	—	—
Non-hotel EBITDA ownership expense	104	113	124	576	225	249	96	4	26	18	3
Hotel EBITDA including amounts attributable to noncontrolling interest	5,959	6,053	2,401	21,314	12,445	7,359	1,946	161	9,418	1,299	72
Non-comparable adjustments	50	—	—	—	—	—	(107)	—	—	—	—
Comparable hotel EBITDA	$6,009	$6,053	$2,401	$21,314	$12,445	$7,359	$1,839	$161	$9,418	$1,299	$72

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel
Net income (loss)	$(181)	$(2,474)	$2,282	$(711)	$(1,851)	$38	$35	$(4,209)	$(3,396)	$(4)	$24
Non-property adjustments	—	—	—	—	—	—	(34)	5,931	3,060	—	(34)
Interest income	—	—	(97)	—	—	—	—	(28)	(13)	—	—
Interest expense	284	2,291	—	213	873	—	—	—	—	—	—
Amortization of loan costs	—	144	—	39	36	—	—	—	—	—	—
Depreciation and amortization	311	745	1,300	551	1,132	85	—	973	856	48	—
Income tax expense (benefit)	—	—	—	—	—	7	—	—	—	—	—
Non-hotel EBITDA ownership expense	3	7	29	35	20	1	—	4	4	13	—
Hotel EBITDA including amounts attributable to noncontrolling interest	417	713	3,514	127	210	131	1	2,671	511	57	(10)
Non-comparable adjustments	—	—	—	—	—	—	(1)	(2,671)	(511)	(57)	10
Comparable hotel EBITDA	$417	$713	$3,514	$127	$210	$131	$—	$—	$—	$—	$—

	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered hotels	Total Portfolio
Net income (loss)	$—	$—	$(154)	$84	$30,435
Non-property adjustments	—	—	—	—	1,970
Interest income	—	—	—	—	(410)
Interest expense	—	—	—	494	4,155
Amortization of loan costs	—	—	—	—	219
Depreciation and amortization	—	—	952	133	40,220
Income tax expense (benefit)	—	—	—	—	35
Non-hotel EBITDA ownership expense	—	—	28	6	1,688
Hotel EBITDA including amounts attributable to noncontrolling interest	—	—	826	717	78,312
Non-comparable adjustments	—	—	(826)	57	(4,056)
Comparable hotel EBITDA	$—	$—	$—	$774	$74,256
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton / Nashville - 2 hotels	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$4,905	$3,731	$(1,664)	$9,754	$4,044	$598	$123	$(119)	$5,902	$1,003	$65
Non-property adjustments	(3,869)	—	(45)	—	—	—	—	—	(460)	—	—
Interest income	(13)	—	—	(108)	(47)	(43)	(23)	—	(25)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,589	1,361	3,069	12,214	5,099	4,724	1,053	243	3,136	1,346	87
Income tax expense (benefit)	—	—	—	—	—	—	—	—	24	—	—
Non-hotel EBITDA ownership expense	154	89	364	494	337	228	47	19	545	65	12
Hotel EBITDA including amounts attributable to noncontrolling interest	3,766	5,181	1,724	22,354	9,433	5,507	1,200	143	9,122	2,414	164
Non-comparable adjustments	272	—	—	—	—	—	(12)	—	—	—	—
Comparable hotel EBITDA	$4,038	$5,181	$1,724	$22,354	$9,433	$5,507	$1,188	$143	$9,122	$2,414	$164

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel
Net income (loss)	$(171)	$(263)	$2,166	$(933)	$(2,516)	$92	$(159,051)	$1,256	$(141)	$180	$22
Non-property adjustments	—	—	—	—	—	—	160,096	—	—	—	(34)
Interest income	—	—	(91)	—	—	—	(11)	(40)	(20)	—	—
Interest expense	313	2,314	—	218	882	—	—	—	—	—	—
Amortization of loan costs	6	142	—	39	35	—	—	—	—	—	—
Depreciation and amortization	331	1,148	1,510	691	1,237	90	2,144	1,870	1,607	429	—
Income tax expense (benefit)	—	—	—	—	—	(5)	—	—	—	—	—
Non-hotel EBITDA ownership expense	12	161	12	6	63	15	81	182	202	28	5
Hotel EBITDA including amounts attributable to noncontrolling interest	491	3,502	3,597	21	(299)	192	3,259	3,268	1,648	637	(7)
Non-comparable adjustments	—	—	—	—	—	—	(3,259)	(3,268)	(1,648)	(637)	7
Comparable hotel EBITDA	$491	$3,502	$3,597	$21	$(299)	$192	$—	$—	$—	$—	$—

	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered hotels	Total Portfolio
Net income (loss)	$(140)	$176	$3	$73	$(130,905)
Non-property adjustments	—	—	—	—	155,688
Interest income	—	—	—	—	(421)
Interest expense	—	—	—	504	4,231
Amortization of loan costs	—	—	—	—	222
Depreciation and amortization	199	71	234	135	46,617
Income tax expense (benefit)	—	23	—	—	42
Non-hotel EBITDA ownership expense	6	2	1	1	3,131
Hotel EBITDA including amounts attributable to noncontrolling interest	65	272	238	713	78,605
Non-comparable adjustments	(65)	(272)	(238)	106	(9,014)
Comparable hotel EBITDA	$—	$—	$—	$819	$69,591
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton / Nashville - 2 hotels	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$1,665	$6,775	$4,112	$11,860	$5,036	$1,707	$150	$172	$6,961	$1,054	$(226)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(10)	—	—	(97)	(46)	(58)	(21)	—	(14)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,747	1,364	2,911	11,893	4,669	4,334	1,043	237	3,055	1,314	84
Income tax expense (benefit)	—	—	—	—	—	—	—	—	26	—	—
Non-hotel EBITDA ownership expense	81	139	(136)	600	544	1,004	47	14	(38)	56	10
Hotel EBITDA including amounts attributable to noncontrolling interest	4,483	8,278	6,887	24,256	10,203	6,987	1,219	423	9,990	2,424	(132)
Non-comparable adjustments	(372)	—	189	—	—	—	(245)	—	—	—	—
Comparable hotel EBITDA	$4,111	$8,278	$7,076	$24,256	$10,203	$6,987	$974	$423	$9,990	$2,424	$(132)

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel
Net income (loss)	$(358)	$2,162	$1,580	$483	$(2,663)	$263	$1,350	$835	$792	$335	$31
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(33)
Interest income	—	—	(63)	—	—	—	(16)	(40)	(18)	—	—
Interest expense	315	2,321	—	220	875	—	—	—	—	—	—
Amortization of loan costs	6	140	—	39	34	—	—	—	—	—	—
Depreciation and amortization	352	1,177	1,545	532	968	91	3,286	1,700	1,504	586	—
Income tax expense (benefit)	—	—	—	—	—	25	—	—	—	—	—
Non-hotel EBITDA ownership expense	2	65	4	25	55	(2)	130	28	132	16	—
Hotel EBITDA including amounts attributable to noncontrolling interest	317	5,865	3,066	1,299	(731)	377	4,750	2,523	2,410	937	(2)
Non-comparable adjustments	—	—	—	—	—	—	(4,750)	(2,523)	(2,410)	(937)	2
Comparable hotel EBITDA	$317	$5,865	$3,066	$1,299	$(731)	$377	$—	$—	$—	$—	$—

	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered hotels	Total Portfolio
Net income (loss)	$(74)	$301	$—	$341	$44,644
Non-property adjustments	—	—	—	—	(33)
Interest income	—	—	—	—	(383)
Interest expense	—	—	—	503	4,234
Amortization of loan costs	—	—	—	—	219
Depreciation and amortization	282	98	—	133	45,905
Income tax expense (benefit)	—	38	—	—	89
Non-hotel EBITDA ownership expense	5	(1)	—	11	2,791
Hotel EBITDA including amounts attributable to noncontrolling interest	213	436	—	988	97,466
Non-comparable adjustments	(213)	(436)	—	199	(11,496)
Comparable hotel EBITDA	$—	$—	$—	$1,187	$85,970
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton / Nashville - 2 hotels	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$2,437	$6,336	$3,486	$19,043	$7,798	$5,123	$1,256	$67	$8,159	$737	$120
Non-property adjustments	—	—	—	—	—	—	—	—	—	24	—
Interest income	(6)	—	—	(86)	(34)	(56)	(16)	—	—	—	—
Interest expense	—	—	—	—	—	1	—	—	—	1,101	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	46	—
Depreciation and amortization	3,018	1,429	3,016	12,188	4,690	4,343	1,087	233	3,217	1,282	85
Income tax expense (benefit)	—	—	1	—	—	—	—	—	27	—	—
Non-hotel EBITDA ownership expense	70	56	191	180	82	(213)	(58)	(7)	31	(26)	4
Hotel EBITDA including amounts attributable to noncontrolling interest	5,519	7,821	6,694	31,325	12,536	9,198	2,269	293	11,434	3,164	209
Non-comparable adjustments	(423)	—	(111)	—	—	—	(214)	—	—	—	—
Comparable hotel EBITDA	$5,096	$7,821	$6,583	$31,325	$12,536	$9,198	$2,055	$293	$11,434	$3,164	$209

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel
Net income (loss)	$(55)	$2,588	$3,353	$(47)	$(1,662)	$225	$1,543	$2,028	$1,328	$319	$49
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(33)
Interest income	—	—	—	—	—	—	(10)	(28)	(12)	—	—
Interest expense	302	2,181	—	219	831	—	—	—	—	—	—
Amortization of loan costs	6	139	—	38	33	—	—	—	—	—	—
Depreciation and amortization	383	1,175	1,592	531	927	90	3,366	1,741	1,528	619	—
Income tax expense (benefit)	—	—	—	—	—	9	—	—	—	—	—
Non-hotel EBITDA ownership expense	(101)	34	7	—	10	2	63	47	(25)	9	(5)
Hotel EBITDA including amounts attributable to noncontrolling interest	535	6,117	4,952	741	139	326	4,962	3,788	2,819	947	11
Non-comparable adjustments	—	—	—	—	—	—	(4,962)	(3,788)	(2,819)	(947)	(11)
Comparable hotel EBITDA	$535	$6,117	$4,952	$741	$139	$326	$—	$—	$—	$—	$—

	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered hotels	Total Portfolio
Net income (loss)	$61	$283	$—	$261	$64,836
Non-property adjustments	—	—	—	—	(9)
Interest income	—	—	—	—	(248)
Interest expense	—	—	—	502	5,137
Amortization of loan costs	—	—	—	—	262
Depreciation and amortization	304	89	—	132	47,065
Income tax expense (benefit)	—	29	—	—	66
Non-hotel EBITDA ownership expense	4	2	—	11	368
Hotel EBITDA including amounts attributable to noncontrolling interest	369	403	—	906	117,477
Non-comparable adjustments	(369)	(403)	—	237	(13,810)
Comparable hotel EBITDA	$—	$—	$—	$1,143	$103,667
NOTES:
(1)    The above comparable information assumes the 75 hotel properties owned and included in the Company’s operations at March 31, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.